2014 Annual Meeting Exhibit 99.2

Charles G. Urtin Chairman of the Board

Todd D. Brice President and Chief Executive Officer

Forward Looking Statement
and Risk Factor
•
This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
•
S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.
4

Non-GAAP Financial Measures
•
In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.
5

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.7 billion in assets *(as of 03.31.14)*
- Institutional ownership: 41%
- Insider ownership: 3%
- $704 million market cap. *(as of 03.31.14)*
- Stock price: $23.70 *(as of 03.31.14)*
- Bank holding company with 54 offices and 5 insurance locations
- Northeast Ohio loan production office established in 2012
- Central Ohio loan production office established in 2014
- Hired 2 local community bankers in State College, PA to service Central Pennsylvania in 2014
- Stock symbol: STBA-NASDAQ Global Select

Akron
Columbus
Pittsburgh
State College
Harrisburg
Philadelphia
Clarion
Jefferson
Clearfield
Centre
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington
S&T Bank
Mainline
Gateway
Loan Production Offices

Corporate Profile 6

STBA Investment Thesis
•
Stable Western PA economy
•
Long-term Marcellus Shale benefit
•
Opportunistic & effective acquisitions/expansions
•
Loan growth
•
Excellent asset quality
•
Demonstrated expense discipline and efficiency
•
Historically high performer
•
Undervalued compared to peer
7

Performance Summary Dollars in thousands, except per share data * Annualized 8

* Bank Holding Companies $3-10 Billion of Assets 9 Peer* 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 2010 2011 2012 2013 1Q 14 Return on Average Assets

* Bank Holding Companies $3-10 Billion of Assets 10 Peer* 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 2010 2011 2012 2013 1Q 14 Return on Average Equity

11 -$200 -$150 -$100 -$50 $0 $50 $100 $150 $0 $50 $100 $150 $200 $250 $300 $350 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Loan Growth $ in millions 2010 2011 2012 2013 2014

* Bank Holding Companies $3-10 Billion of Assets 12 Peer* 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2010 2011 2012 2013 1Q 14 Non Interest Expense / Average Assets

13 Peer* 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 2010 2011 2012 2013 1Q 14 Total Capital / RWA

S&T Bancorp, Inc

Undervalued Compared to Peer*

ROA

1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50

75% Percentile	1.14
Median	1.01
25% Percentile	0.84
S&T	1.12

ROE

12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00

75% Percentile	10.14
Median	8.67
25% Percentile	7.39
S&T	9.12

P / TBV

3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00

75% Percentile	2.15
Median	1.76
25% Percentile	1.60
S&T	1.74

P / E

24
22
20
18
16
14
12

75% Percentile	18.0
Median	15.7
25% Percentile	14.3
S&T	13.1

Source: Bloomberg *KRX – KBW Regional Banking Index as of 5.14.14 14

The Right Size
•
Big enough to:
– Provide full complement of products and services
– Access technology
– Access capital markets
– Attract talent
– Expand – mergers and acquisitions/de novo
•
Small enough to:
– Stay close to our customers
– Understand our markets
– Be responsive
15

2014 Annual Meeting